UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Resideo Technologies, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! RESIDEO TECHNOLOGIES, INC. 2024 Annual Meeting Vote by June 4, 2024 11:59 PM ET BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O RESIDEO TECHNOLOGIES, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 V47428-P07497 You invested in RESIDEO TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 5, 2024. Get informed before you vote View the 2024 Notice and Proxy Statement and the 2023 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 5, 2024 1:00 PM EDT Virtually at: www.virtualshareholdermeeting.com/REZI2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Roger Fradin For 1b. Jay Geldmacher For 1c. Paul Deninger For 1d. Cynthia Hostetler For 1e. Brian Kushner For 1f. Jack Lazar For 1g. Nina Richardson For 1h. Andrew Teich For 1i. Sharon Wienbar For 1j. Kareem Yusuf For 2. Advisory Vote to Approve Executive Compensation. For 3. Ratification of the Appointment of Independent Registered Public Accounting Firm. For 4. Approval of the Amended and Restated 2018 Stock Incentive Plan of Resideo Technologies, Inc. and its Affiliates. For 5. Shareholder Proposal Regarding Excessive Severance Pay. Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V47429-P07497